Events After the Reporting	6 Months Ended
Jun. 30, 2020
Events After the Reporting [abstract]
Events after the Reporting

9. Events after the Reporting Period

On September 3, 2020 the Company announced top-line data from the interim analysis of its Phase 2 "TRAVERS" trial with intranasal betahistine in vertigo (AM-125). The interim analysis was based on Part A of the trial, which enrolled 33 patients suffering from vertigo following neurosurgery who were treated with AM-125 1, 10 or 20 mg or placebo (3 x daily) for four weeks. It demonstrated a dose-dependent improvement in balance as well as good safety and tolerability of ascending doses of AM-125. At the highest dose of 20 mg (3 x daily), AM-125-treated patients improved their performance of the "Tandem Romberg" and the "Standing on Foam" balance tests from baseline to 14 days post-surgery (primary endpoint) on average 1.9 to 2.4 times more than placebo-treated patients (6.0 vs. 3.1 and 10.5 vs. 4.3 seconds, respectively). In contrast to placebo, the improvement from baseline was statistically significant for AM-125 20 mg and for all active dose groups, respectively (p<0.02 and p<0.01 to p<0.05, respectively). These positive results were supported by similar improvements in additional efficacy measures, including additional objective as well as clinician- and patient-reported outcomes.

Based on the results from the interim analysis, the two highest doses, 10 and 20 mg, were selected by the Company to be tested against placebo in 72 patients in Part B of the trial. The improvement in the "Standing on Foam" test will become the sole primary efficacy endpoint, whereas the improvement in the "Tandem Romberg" test will become the key secondary efficacy endpoint. Prior to starting Part B of the trial, open label testing of oral betahistine for reference purposes will be completed (n=16).

On September 8, 2020, the Company announced the launch of the development of AM-301, a drug-free nasal spray for protection against airborne pathogens and allergens, based on positive data obtained in a SARS-CoV-2 assay. The experiment showed that contact of AM-301's key component at different concentrations with a virus suspension allowed to reduce the viral infectious load by up to 99%. The Company believes that AM-301 will be regulated and marketed as an "over-the-counter" medical device and intends to market it in collaboration with partners. Following the conduct of further studies in safety and efficacy, the Company is targeting submission of regulatory applications to the U.S. Food and Drug Administration ("FDA") and regulatory authorities in other jurisdictions in 2021. The Company plans to initiate discussions with regulatory authorities regarding the regulatory pathway for AM-301 shortly. For project AM-301, Auris Medical set up a new subsidiary, Altamira Medica Ltd. ("Altamira"), based in Zug, Switzerland, and obtained funding through a CHF 1.5 m convertible loan agreement with FiveT Capital Holding AG ("FiveT"). The loan may be converted by FiveT into common shares of either Altamira or Auris Medical Holding Ltd., subject to additional provisions and certain restrictions.

Since July 1, 2020 the Company has issued in total 1,229,012 of its common shares under the A.G.P. Sales Agreement for gross proceeds of USD 1,414,381 and in total 750,000 of its common shares under the 2020 Commitment Purchase Agreement, for gross proceeds of USD 678,120.